Goodwill And Other Intangibles	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Other Intangibles
Goodwill and Other Intangibles
The Company is required to assess goodwill and any indefinite-lived intangible assets for impairment annually, or more frequently if circumstances indicate impairment may have occurred. The Company performs the annual impairment assessment for each of its reporting units during the third quarter of each year. In accordance with applicable accounting guidance, the Company assesses qualitative factors to determine whether it is necessary to perform the two-step goodwill impairment test. As part of its assessment, the Company considers numerous factors, including that the fair value of each reporting unit exceeds its carrying value by a substantial margin based on its most recent estimates, whether significant acquisitions or dispositions occurred which might alter the fair value of its reporting units, macroeconomic conditions and their potential impact on reporting unit fair values, actual performance compared with budget and prior projections used in its estimation of reporting unit fair values, industry and market conditions, and the year-over-year change in the Company’s share price. The Company completed its qualitative assessment in the third quarter of 2017 and concluded that a two-step goodwill impairment test was not required in 2017 and that goodwill was not impaired.
Other intangible assets that are not deemed to have an indefinite life are amortized over their estimated lives and reviewed for impairment upon the occurrence of certain triggering events in accordance with applicable accounting literature. The Company concluded that these intangible assets are not impaired.
Changes in the carrying amount of goodwill are as follows:

(In millions of dollars)	2017	2016
Balance as of January 1, as reported	$8,369	$7,889
Goodwill acquired	551	556
Other adjustments(a)	169	(76)
Balance at December 31,	$9,089	$8,369

(a) Primarily due to the impact of foreign exchange in both years.
The goodwill acquired of $551 million in 2017 (approximately $9 million of which is deductible for tax purposes) is comprised of $522 million related to the Risk and Insurance Services segment and $29 million related to the Consulting segment.
Goodwill allocable to the Company’s reportable segments is as follows: Risk and Insurance Services, $6.5 billion and Consulting, $2.6 billion.
The gross cost and accumulated amortization at December 31, 2017 and 2016 are as follows:

(In millions of dollars)	2017			2016
	Gross Cost	Accumulated Amortization	Net Carrying Amount	Gross Cost	Accumulated Amortization	Net Carrying Amount
Client relationships	$1,672	$518	$1,154	$1,390	$392	$998
Other (a)	234	114	120	204	76	128
Amortized intangibles	$1,906	$632	$1,274	$1,594	$468	$1,126

(a) Primarily non-compete agreements, trade names and developed technology.
Aggregate amortization expense was $169 million for the year ended December 31, 2017, $130 million for the year ended December 31, 2016 and $109 million for the year ended December 31, 2015. The estimated future aggregate amortization expense is as follows:

For the Years Ending December 31,
(In millions of dollars)
2018	$180
2019	170
2020	149
2021	139
2022	125
Subsequent years	511
$1,274